UACSC 97-C
                   UNION ACCEPTANCE CORPORATION
                            (Servicer)
                       MONTH ENDING 3/31/98

PRINCIPAL BALANCE RECONCILIATION                                         D O L L A R S                                   NUMBERS
                                                  CLASS A-1          CLASS A-2     CLASS A-3        TOTAL CLASS A's
                                                -------------     -------------  --------------     --------------        ------
Original Principal Balance                      27,495,000.00     87,325,000.00  103,570,162.24     218,390,162.24        15,568
Beginning Period Principal Balance                       0.00     80,523,453.51  103,570,162.24     184,093,615.75        13,902
Principal Collections - Scheduled Payments               0.00      2,580,529.27            0.00       2,580,529.27
Principal Collections - Payoffs                          0.00      2,914,158.39            0.00       2,914,158.39           247
Principal Withdrawal from Payahead                       0.00          3,886.03            0.00           3,886.03
Gross Principal Charge Offs                              0.00        335,218.43            0.00         335,218.43            23
Repurchases                                              0.00         44,745.83            0.00          44,745.83            14
                                                -------------     -------------  --------------     --------------        ------
Ending Balance                                           0.00     74,644,915.56  103,570,162.24     178,215,077.80        13,618
                                                =============     =============  ==============     ==============        ======


Certificate Factor                                  0.0000000         0.8547943       1.0000000          0.8160399
Pass Through Rate                                      6.2104%            6.290%          6.490%            6.3748%


CASH FLOW RECONCILIATION

Principal Wired                                                                                       5,525,135.31
Interest Wired                                                                                        1,911,469.92
Withdrawal from Payahead Account                                                                          6,448.66
Repurchases (Principal and Interest)                                                                     46,727.58
Charge Off Recoveries                                                                                   137,085.42
Interest Advances                                                                                        39,294.95
Certificate Account Interest Earned                                                                      22,800.50
Spread Account Withdrawal                                                                                     0.00
Class A Surety Bond Draw
     for Class I Interest                                                                                     0.00
Class A Surety Bond Draw
     for Class A Principal or Interest                                                                        0.00
                                                                                                    --------------

Total Cash Flow                                                                                       7,688,962.34
                                                                                                    ==============


TRUSTEE DISTRIBUTION  (4/08/98)

Total Cash Flow                                                                                       7,688,962.34
Unrecovered Advances on Defaulted Receivables                                                            11,915.39
Servicing Fee (Due and Unpaid)                                                                                0.00
Interest to Class A-1 Certificateholders                                                                      0.00
Interest to Class A-2 Certificateholders                                                                422,077.10
Interest to Class A-3 Certificateholders                                                                560,141.96
Interest to Class I Certificateholders                                                                  187,274.65
Principal to Class A-1 Certificateholders                                                                     0.00
Principal to Class A-2 Certificateholders                                                             5,878,537.95
Principal to Class A-3 Certificateholders                                                                     0.00
Surety Bond Premium                                                                                      23,019.45
Interest Advance Recoveries from Payments                                                                24,771.96
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                     0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                       0.00
Deposit to Payahead                                                                                      33,805.05
Certificate Account Interest to Servicer                                                                 22,800.50
Payahead Account Interest to Servicer                                                                       728.87
Excess                                                                                                  523,889.46
                                                                                                    --------------

Net Cash                                                                                                      0.00
                                                                                                    ==============


Servicing Fee Retained from Interest Collections                                                        153,411.35



SPREAD ACCOUNT  RECONCILIATION
Original Balance                                                                                              0.00
Beginning Balance                                                                                     2,729,877.03
Trustee Distribution of Excess                                                                          523,889.46
Interest Earned                                                                                          12,102.77
Spread Account Draws                                                                                          0.00
Reimbursement for Prior Spread Account Draws                                                                  0.00
Distribution of Funds to Servicer                                                                      (535,992.23)
                                                                                                    --------------
Ending Balance                                                                                        2,729,877.03
                                                                                                    ==============

Required Balance                                                                                      2,729,877.03



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                                     10,919,508.11
Beginning Balance                                                                                     6,474,803.76
Reduction Due to Spread Account                                                                               0.00
Reduction Due to Principal Reduction                                                                   (293,926.90)
                                                                                                    --------------
Ending Balance                                                                                        6,180,876.86
                                                                                                    ==============

First Loss Protection Required Amount                                                                 6,180,876.86
First Loss Protection Fee %                                                                                   2.00%
First Loss Protection Fee                                                                                10,644.84



SURETY BOND  RECONCILIATION


Original Balance                                                                                    218,390,162.24
Beginning Balance                                                                                   182,723,280.21
Draws                                                                                                         0.00
Reimbursement of Prior Draws                                                                                  0.00
                                                                                                    --------------
Ending Balance                                                                                      182,723,280.21
                                                                                                    ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                          176,808,105.83
                                                                                                    ==============
Required Balance                                                                                    176,808,105.83


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                       165,164.98
Deposit                                                                                                  33,805.05
Payahead Interest                                                                                           728.87
Withdrawal                                                                                                6,448.66
                                                                                                    --------------
Ending Balance                                                                                          193,250.24
                                                                                                    ==============

CURRENT DELINQUENCY
                                             GROSS
  # PAYMENTS DELINQUENT         NUMBER      BALANCE        PRINCIPAL       INTEREST
  ---------------------         ------      -------        ---------       --------
1 Payment                         133      1,830,250.66    19,637.19      21,871.42
2 Payments                         69      1,025,786.19    20,364.04      24,552.22
3 Payments                         23        308,353.99    10,056.68      10,933.21
                                  ---      ------------    ---------      ---------
Total                             225      3,164,390.84    50,057.91      57,356.85
                                  ===      ============    =========      =========

Percent Delinquent              1.652%            1.776%





DELINQUENCY RATE (60+)
                                                            RECEIVABLE
                                       END OF PERIOD        DELINQUENCY
   PERIOD              BALANCE         POOL BALANCE            RATE
   ------           ------------       --------------       -----------
Current             1,334,140.18       178,215,077.80          0.75%
1st Previous        1,338,346.78       184,093,615.75          0.73%
2nd Previous        1,435,985.30       189,066,887.49          0.76%


NET LOSS RATE

                                                                                               DEFAULTED
                                                        LIQUIDATION         AVERAGE            NET LOSS
   PERIOD                              BALANCE           PROCEEDS        POOL BALANCE        (ANNUALIZED)
   ------                              -------           --------        ------------        ------------
Current                               335,218.43        137,085.42      181,154,346.78            1.31%
1st Previous                          445,896.94        236,671.35      186,580,251.62            1.35%
2nd Previous                          473,753.57         89,155.43      191,645,813.53            2.41%

Gross Cumulative Charge Offs        1,536,544.41
Number of Repossessions                       17
Number of Inventoried Autos EOM               27


EXCESS YIELD TRIGGER
                                                             EXCESS YIELD
                     EXCESS            END OF PERIOD          PERCENTAGE
   PERIOD            YIELD              POOL BALANCE         (ANNUALIZED)
   ------            -----              ------------         ------------
Current             595,110.73       178,215,077.80              4.01%
1st Previous        451,422.87       184,093,615.75              2.94%
2nd Previous        466,689.01       189,066,887.49              2.96%
3rd Previous        692,491.32       194,224,739.57              4.28%
4th Previous        752,439.79       199,284,317.31              4.53%
5th Previous        978,388.26       204,085,456.33              5.75%

                                               CURRENT
                                                LEVEL      TRIGGER      STATUS
                                                -----      -------      ------
Six Month Average Excess Yield                  4.08%        1.50%         OK

Trigger Hit in Current or any Previous Month                               NO


DATE: 4/6/98                                     /s/ Nancy Meltabarger
                                                 ---------------------------
                                                      NANCY MELTABARGER
                                                  ASSISTANT VICE PRESIDENT